UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 2, 2010

NATIONAL ENERGY SERVICES COMPANY, INC.

(Exact name of registrant as specified in its charter)

NEVADA	0-50089	52-2082372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16238 F-108 Ranch Rd, Austin, TX 78717

(Address of principal executive offices)

Registrant’s telephone number, including area code (410) 309-2771

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-=12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

National Energy Services Company, Inc. (the “Company”) entered into a definitive agreement to purchase Propalms International LTD.

The Company signed and closed the Agreement on September 2, 2010. The Company issued 250,000,000 shares of restricted common stock based on the value of the assets and historical sales of licensed products.

The agreement is attached as an exhibit below.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of certain Officers.

(a)(1) Effective at the closing of the Stock Purchase Agreement and on September 3, 2010 David F. LaFave resigned as President while remaining a member of the board of directors, At the close of business September 3, 2010 Owen Dukes and Robert Zysblat were seated as members of the board of directors. Mr. Dukes was installed as Chief Executive Officer and Mr. Zysblat as President of the Company.

There were no disagreements leading to the resignations.

Item 9.01	Financial Statements and Exhibits

99.1	Asset Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Energy Services Company, Inc.
(Registrant)

September 9, 2010

/s/ Robert Zysblat, President
(Signature)

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